                                                                Exhibit 99.VI


                                 BALANCE SHEET

                                                                000.s of USD
                                                               Sept. 30, 1996
                                                               --------------
ASSETS
   Cash                                                                 2
                                                                     ----
Subtotal                                                                2
                                                                     ----
   Other accounts receivables                                           4
   Other current assets                                                 0
                                                                     ----
Total accounts receivable                                               4
                                                                     ----
Total current assets                                                    6
   Machinery and equipment                                             15
   Accumulated depreciation                                           (11)
                                                                     ----
Machinery and equipment                                                 4
                                                                     ----
   Mining Right                                                       108
   Accumulated amortization                                           (19)
                                                                     ----
Intangible assets                                                      89
                                                                     ----
Total non current assets                                               93
                                                                     ----
TOTAL ASSETS                                                           99
                                                                     ====
LIABILITIES AND
SHAREHOLDER'S EQUITY
   Other accounts payable
   and accrued expenses                                                 4
                                                                     ----
Total current liabilities                                               4
                                                                     ----
   Common stock                                                        25
   Capital reserves                                                   196
   Retained  earnings                                                (126)
                                                                     ----
Total shareholders' funds                                              95
                                                                     ----
TOTAL FUNDS EMPLOYED                                                   99
                                                                     ====


                       STATEMENT OF RETAINED EARNINGS

Retained earnings as of Jan.1, 1996                                   (71)
Net loss                                                              (47)
Foreign exchange differences                                           (8)
                                                                     ----
Retained earnings as of Sept, 30 1996                                (126)
                                                                     ====



                           STATEMENT OF OPERATIONS

                                                          000's of USD
                                                          Nine-months
                                                         period ending
                                                         Sept. 30, 1996
                                                         --------------

Total Sales and Revenues                                          0
   Research and  development costs                               (4)
   General administrative expenses                              (41)
                                                                ---
                                                                (45)
                                                                ---
Loss from operations                                            (45)
Loss before taxation                                            (45)
   Income taxes                                                   2
                                                                ---
Loss after taxation                                             (47)
                                                                ===


                           STATEMENT OF CASH FLOWS

Cash Flows from
Operating Activities:
Net loss                                                        (47)
Adjustments  to reconcile
net income to net
cash provided by operating activities:
   Depreciation                                                  14
   Change in other
   accounts receivable                                           21
   Change in current liabilities                                 (4)
Net cash provided for
                                                                ---
Operating activities                                            (16)
                                                                ---
Financing Activities:
   Capital paid-in,
   shareholder contribution                                       7
Net cash provided by
                                                                ---
Financing activities                                              7
                                                                ---
Increase in cash and
cash equivalents                                                 (8)
Cash at beginning of period                                      10
                                                                ---
CASH AT END OF THE PERIOD                                         2
                                                                ===